Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2023

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	230	151	179	211	172	843	713	-15%
U.S. Businesses	710	760	956	1,088	988	2,711	3,792	40%
International Businesses	814	840	784	811	748	3,205	3,183	-1%
Corporate and Other	(525)	(485)	(527)	(504)	(656)	(1,677)	(2,172)	-30%
Total adjusted operating income before income taxes	1,229	1,266	1,392	1,606	1,252	5,082	5,516	9%
Income taxes, applicable to adjusted operating income	297	276	305	340	309	1,168	1,230	5%
After-tax adjusted operating income	932	990	1,087	1,266	943	3,914	4,286	10%
Income (loss) attributable to Prudential Financial, Inc.	(52)	1,462	511	(802)	1,317	(1,647)	2,488	251%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	10.5%	11.2%	12.2%	14.5%	10.9%	10.4%	12.2%
Return on Average Equity (based on net income (loss))	-0.7%	18.9%	6.8%	-11.8%	19.6%	-5.4%	8.6%
Distributions to Shareholders
Dividends paid	449	468	463	461	458	1,822	1,850	2%
Share repurchases	375	250	250	250	250	1,500	1,000	-33%
Total capital returned	824	718	713	711	708	3,322	2,850	-14%
Per Share Data
Net income (loss) - diluted (2)	(0.16)	3.93	1.38	(2.23)	3.61	(4.49)	6.74	250%
Adjusted Operating Income - diluted	2.49	2.66	2.94	3.44	2.58	10.31	11.62	13%
Shareholder dividends	1.20	1.25	1.25	1.25	1.25	4.80	5.00	4%
GAAP book value - diluted	82.48	85.33	77.65	70.82	76.77
Adjusted book value - diluted (3)	94.69	97.29	97.38	94.19	96.64
Shares Outstanding
Weighted average number of common shares - basic	367.6	366.5	364.8	362.6	360.3	372.3	363.5	-2%
Weighted average number of common shares - diluted	369.4	367.7	366.1	363.8	361.0	374.7	364.6	-3%
End of period common shares - basic	366.0	365.9	363.4	361.3	359.2
End of period common shares - diluted	370.9	367.8	366.2	364.5	362.4

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended September 30, 2023 and December 31, 2022, and for the year ended December 31, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended September 30, 2023 and December 31, 2022, and for the year ended December 31, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.49	2.66	2.94	3.44	2.58	10.31	11.62
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2.50)	1.00	(2.09)	(6.85)	0.87	(16.88)	(7.06)
Change in value of market risk benefits, net of related hedging gains (losses)	1.70	0.20	0.04	(0.69)	0.60	(1.18)	0.15
Market experience updates	0.07	0.13	(0.01)	0.39	(0.22)	1.71	0.30
Divested and Run-off Businesses:
Closed Block division	(0.11)	(0.01)	(0.13)	0.01	(0.14)	(0.05)	(0.27)
Other Divested and Run-off Businesses	(0.08)	0.29	0.17	(0.13)	0.62	0.39	0.96
Difference in earnings allocated to participating unvested share-based payment awards	0.02	(0.01)	0.02	0.02	(0.01)	0.07	0.05
Other adjustments (1)	(2.47)	(0.02)	(0.02)	(0.03)	(0.53)	(2.51)	(0.60)
Total reconciling items, before income taxes	(3.37)	1.58	(2.02)	(7.28)	1.19	(18.45)	(6.47)
Income taxes, not applicable to adjusted operating income	(0.72)	0.31	(0.46)	(1.61)	0.16	(3.65)	(1.59)
Total reconciling items, after income taxes	(2.65)	1.27	(1.56)	(5.67)	1.03	(14.80)	(4.88)
Net income (loss) attributable to Prudential Financial, Inc.	(0.16)	3.93	1.38	(2.23)	3.61	(4.49)	6.74
Weighted average number of outstanding common shares - basic	367.6	366.5	364.8	362.6	360.3	372.3	363.5
Weighted average number of outstanding common shares - diluted	369.4	367.7	366.1	363.8	361.0	374.7	364.6
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(52)	1,462	511	(802)	1,317	(1,647)	2,488
Less: Earnings allocated to participating unvested share-based payment awards	6	18	6	5	14	25	29
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(58)	1,444	505	(807)	1,303	(1,672)	2,459
After-tax adjusted operating income	932	990	1,087	1,266	943	3,914	4,286
Less: Earnings allocated to participating unvested share-based payment awards	12	13	12	14	10	52	49
After-tax adjusted operating income for earnings per share of Common Stock calculation	920	977	1,075	1,252	933	3,862	4,237

___________

(1) Represents adjustments not included in the above reconciling items, including goodwill impairments that resulted in charges in the fourth quarters and years ended December 31, 2023 and 2022 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2022	2023
	4Q	1Q	2Q	3Q	4Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	775	705	763	615	618
Long-term Debt	10,814	10,860	10,787	10,787	10,788
Junior Subordinated Long-term Debt	9,094	9,591	8,089	8,090	8,094
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	30,593	31,385	28,434	25,814	27,820
Less: Accumulated other comprehensive income (AOCI)	(3,806)	(3,825)	(6,649)	(7,831)	(6,504)
GAAP book value excluding AOCI (2)	34,399	35,210	35,083	33,645	34,324
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	—	—	—	—	(181)
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(723)	(575)	(578)	(687)	(518)
Adjusted book value	35,122	35,785	35,661	34,332	35,023
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	82.48	85.33	77.65	70.82	76.77
GAAP book value excluding AOCI per share - diluted (2)	92.74	95.73	95.80	92.30	94.71
Adjusted book value per common share - diluted	94.69	97.29	97.38	94.19	96.64
End of period number of common shares - diluted	370.9	367.8	366.2	364.5	362.4
Common Stock Price Range (based on closing price):
High	110.21	104.94	88.22	99.14	105.21
Low	89.19	77.23	78.04	88.66	88.61
Close	99.46	82.74	88.22	94.89	103.71
Common Stock market capitalization (1)	36,402	30,275	32,059	34,284	37,253

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with a reinsurance agreement with Prismic Life Reinsurance, Ltd.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

OPERATIONS HIGHLIGHTS

	2022	2023
	4Q	1Q	2Q	3Q	4Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	549.2	561.2	556.7	547.6	582.6
Retail customers	299.6	314.4	324.1	312.5	330.3
General account	379.6	394.2	385.0	358.5	385.2
Total PGIM	1,228.4	1,269.8	1,265.8	1,218.6	1,298.1
U.S. Businesses (3)	124.1	123.0	123.6	116.5	123.9
International Businesses	16.1	15.3	15.7	16.4	17.9
Corporate and Other (3)	8.7	8.9	9.5	9.8	9.7
Total assets under management	1,377.3	1,417.0	1,414.6	1,361.3	1,449.6
Assets under administration	157.4	158.6	166.6	164.7	181.5
Total assets under management and administration	1,534.7	1,575.6	1,581.2	1,526.0	1,631.1
Distribution Representatives (1):
Prudential Advisors	2,616	2,627	2,638	2,681	2,660
International Life Planners	5,924	5,978	5,806	5,917	5,856
Gibraltar Life Consultants	6,821	6,689	6,648	6,736	6,808

__________
(1) As of end of period.
(2) At fair market value.
(3) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	5,904	8,833	6,368	3,659	6,364	34,370	25,224	-27%
Policy charges and fee income	1,100	1,073	1,032	1,060	1,059	4,275	4,224	-1%
Net investment income	3,483	3,671	3,814	3,893	3,919	13,184	15,297	16%
Asset management fees, commissions and other income	1,719	1,527	1,430	1,514	1,678	7,716	6,149	-20%
Total revenues	12,206	15,104	12,644	10,126	13,020	59,545	50,894	-15%
Benefits and expenses (1):
Insurance and annuity benefits	6,614	9,588	6,931	4,348	7,130	37,637	27,997	-26%
Change in estimates of liability for future policy benefits	50	22	159	49	20	951	250	-74%
Interest credited to policyholders' account balances	735	756	780	804	836	2,662	3,176	19%
Interest expense	417	441	461	422	442	1,589	1,766	11%
Deferral of acquisition costs	(539)	(569)	(546)	(576)	(637)	(2,155)	(2,328)	-8%
Amortization of acquisition costs	328	355	355	351	356	1,381	1,417	3%
General and administrative expenses	3,372	3,245	3,112	3,122	3,621	12,398	13,100	6%
Total benefits and expenses	10,977	13,838	11,252	8,520	11,768	54,463	45,378	-17%
Adjusted operating income before income taxes	1,229	1,266	1,392	1,606	1,252	5,082	5,516	9%
Income taxes, applicable to adjusted operating income	297	276	305	340	309	1,168	1,230	5%
After-tax adjusted operating income	932	990	1,087	1,266	943	3,914	4,286	10%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(924)	369	(765)	(2,491)	314	(6,326)	(2,573)	59%
Change in value of market risk benefits, net of related hedging gains (losses)	629	75	16	(251)	216	(443)	56	113%
Market experience updates	25	48	(3)	143	(78)	642	110	-83%
Divested and Run-off Businesses:
Closed Block division	(40)	(4)	(48)	2	(50)	(18)	(100)	-456%
Other Divested and Run-off Businesses	(29)	107	64	(46)	224	146	349	139%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(18)	(5)	(26)	(11)	(26)	(36)	(68)	-89%
Other adjustments (2)	(912)	(9)	(9)	(10)	(190)	(939)	(218)	77%
Total reconciling items, before income taxes	(1,269)	581	(771)	(2,664)	410	(6,974)	(2,444)	65%
Income taxes, not applicable to adjusted operating income	(302)	106	(182)	(591)	50	(1,447)	(617)	57%
Total reconciling items, after income taxes	(967)	475	(589)	(2,073)	360	(5,527)	(1,827)	67%
Income (loss) before income taxes and equity in earnings of operating joint ventures	(40)	1,847	621	(1,058)	1,662	(1,892)	3,072	262%
Income tax expense (benefit)	(5)	382	123	(251)	359	(279)	613	320%
Income (loss) before equity in earnings of operating joint ventures	(35)	1,465	498	(807)	1,303	(1,613)	2,459	252%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(17)	(3)	13	5	14	(34)	29	185%
Income (loss) attributable to Prudential Financial, Inc.	(52)	1,462	511	(802)	1,317	(1,647)	2,488	251%
Earnings attributable to noncontrolling interests	8	15	(15)	11	9	(28)	20	171%
Net income (loss)	(44)	1,477	496	(791)	1,326	(1,675)	2,508	250%
Less: Income (loss) attributable to noncontrolling interests	8	15	(15)	11	9	(28)	20	171%
Net income (loss) attributable to Prudential Financial, Inc.	(52)	1,462	511	(802)	1,317	(1,647)	2,488	251%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 35, 36, 37 and 38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $177 million pre-tax and $140 million after-tax in the fourth quarter and year ended December 31, 2023, and $903 million pre-tax and $713 million after-tax in the fourth quarter and year ended December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2022	03/31/2023	06/30/2023	09/30/2023	12/31/2023

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	307,719	320,512	312,230	295,318	316,321
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	1,296	1,277	1,171	—	—
Fixed maturities, trading, at fair value	5,951	6,269	6,349	7,129	9,790
Assets supporting experience-rated contractholder liabilities, at fair value	2,844	2,958	3,019	2,943	3,168
Equity securities, at fair value	7,150	7,573	8,359	7,039	8,242
Commercial mortgage and other loans	56,745	56,778	57,689	57,908	59,305
Policy loans	10,046	10,041	9,983	9,959	10,047
Other invested assets	21,099	21,491	21,473	21,868	22,855
Short-term investments	4,591	5,177	5,059	5,072	5,005
Total investments	417,441	432,076	425,332	407,236	434,733
Cash and cash equivalents	17,251	17,425	14,652	16,892	19,419
Accrued investment income	3,012	3,095	3,142	3,191	3,287
Deferred policy acquisition costs	20,546	20,741	20,320	20,394	20,856
Value of business acquired	621	601	542	514	530
Market risk benefit assets	800	976	1,951	2,200	1,981
Reinsurance recoverables and deposit receivables (1)	18,993	19,448	17,322	25,941	27,311
Income tax assets	—	—	803	1,108	939
Other assets (1)	12,686	12,613	12,369	13,136	13,179
Separate account assets	197,679	202,294	200,871	190,642	198,888
Total assets	689,029	709,269	697,304	681,254	721,123
Liabilities:
Future policy benefits	261,773	273,586	268,649	253,551	273,281
Policyholders' account balances	135,624	138,139	138,743	140,788	147,018
Market risk benefit liabilities	5,864	6,096	5,462	4,660	5,467
Reinsurance and funds withheld payables (1)	5,733	6,243	6,632	14,199	15,729
Securities sold under agreements to repurchase	6,589	6,617	6,097	5,547	6,056
Cash collateral for loaned securities	6,100	5,975	5,207	6,067	6,477
Income tax liabilities	277	517	—	—	—
Short-term debt	775	705	763	615	618
Long-term debt	19,908	20,451	18,876	18,877	18,882
Other liabilities (1)	16,414	15,402	15,739	18,155	17,546
Notes issued by consolidated variable interest entities	374	415	402	791	1,374
Separate account liabilities	197,679	202,294	200,871	190,642	198,888
Total liabilities	657,110	676,440	667,441	653,892	691,336
Mezzanine Equity:
Redeemable noncontrolling interests (1)	371	382	408	414	524
Total mezzanine equity	371	382	408	414	524
Equity:
Accumulated other comprehensive loss	(3,806)	(3,825)	(6,649)	(7,831)	(6,504)
Other equity (2)	34,399	35,210	35,083	33,645	34,324
Total Prudential Financial, Inc. equity	30,593	31,385	28,434	25,814	27,820
Noncontrolling interests	955	1,062	1,021	1,133	1,443
Total equity	31,548	32,447	29,455	26,947	29,263
Total liabilities, mezzanine equity and equity	689,029	709,269	697,304	681,253	721,123

____________
(1) Prior period amounts have been reclassified to conform to current period presentation.
(2) Includes $181 million of cumulative change in fair value of funds withheld embedded derivatives as described on page 3, as of December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	434,733	49,336	385,397	4,906	184,264	169,531	26,696
Deferred policy acquisition costs	20,856	168	20,688	—	11,757	9,351	(420)
Other assets	66,646	1,584	65,062	4,511	41,498	12,342	6,711
Separate account assets	198,888	—	198,888	32,647	169,386	—	(3,145)
Total assets	721,123	51,088	670,035	42,064	406,905	191,224	29,842
Liabilities:
Future policy benefits	273,281	43,587	229,694	—	107,007	113,501	9,186
Policyholders' account balances	147,018	4,500	142,518	—	85,983	51,941	4,594
Debt	19,500	—	19,500	1,577	7,360	72	10,491
Other liabilities (1)	52,649	4,539	48,110	3,095	21,668	8,267	15,080
Separate account liabilities	198,888	—	198,888	32,647	169,386	—	(3,145)
Total liabilities	691,336	52,626	638,710	37,319	391,404	173,781	36,206
Mezzanine Equity:
Redeemable noncontrolling interests (1)	524	—	524	524	—	—	—
Total mezzanine equity	524	—	524	524	—	—	—
Equity:
Accumulated other comprehensive loss	(6,504)	(144)	(6,360)	(86)	(1,862)	(1,922)	(2,490)
Other equity (2)	34,324	(1,405)	35,729	2,768	17,281	19,335	(3,655)
Total Prudential Financial, Inc. equity	27,820	(1,549)	29,369	2,682	15,419	17,413	(6,145)
Noncontrolling interests	1,443	11	1,432	1,539	82	30	(219)
Total equity	29,263	(1,538)	30,801	4,221	15,501	17,443	(6,364)
Total liabilities, mezzanine equity and equity	721,123	51,088	670,035	42,064	406,905	191,224	29,842

	As of December 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	417,441	48,858	368,583	3,811	179,299	165,831	19,642
Deferred policy acquisition costs	20,546	181	20,365	—	11,809	8,941	(385)
Other assets	53,363	1,895	51,468	4,498	27,009	12,019	7,942
Separate account assets	197,679	—	197,679	40,055	161,267	—	(3,643)
Total assets	689,029	50,934	638,095	48,364	379,384	186,791	23,556
Liabilities:
Future policy benefits	261,773	44,414	217,359	—	99,948	109,018	8,393
Policyholders' account balances	135,624	4,606	131,018	—	75,928	46,903	8,187
Debt	20,683	—	20,683	1,726	7,850	84	11,023
Other liabilities (1)	41,351	3,479	37,872	2,442	20,238	11,497	3,695
Separate account liabilities	197,679	—	197,679	40,055	161,267	—	(3,643)
Total liabilities	657,110	52,499	604,611	44,223	365,231	167,502	27,655
Mezzanine Equity:
Redeemable noncontrolling interest (1)	371	—	371	371	—	—	—
Total mezzanine equity	371	—	371	371	—	—	—
Equity:
Accumulated other comprehensive income (loss)	(3,806)	(214)	(3,592)	(145)	(3,034)	1,590	(2,003)
Other equity	34,399	(1,363)	35,762	2,613	17,103	17,668	(1,622)
Total Prudential Financial, Inc. equity	30,593	(1,577)	32,170	2,468	14,069	19,258	(3,625)
Noncontrolling interests	955	12	943	1,302	84	31	(474)
Total equity	31,548	(1,565)	33,113	3,770	14,153	19,289	(4,099)
Total liabilities, mezzanine equity and equity	689,029	50,934	638,095	48,364	379,384	186,791	23,556

____________
(1) Prior period amounts have been reclassified to conform to current period presentation for PGIM.
(2) Corporate and Other includes $181 million of cumulative change in fair value of funds withheld embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2023				As of December 31, 2022
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,869	8,094	12,963	100	4,877	9,094	14,071
Operating Debt	535	5,589	—	6,124	511	5,583	—	6,094
Limited recourse and non-recourse borrowing	83	330	—	413	164	354	—	518
Total Debt	618	10,788	8,094	19,500	775	10,814	9,094	20,683

	As of December 31, 2023				As of December 31, 2022
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,573	346	44	12,963	13,579	445	47	14,071
Operating Debt	5,614	510	—	6,124	5,608	486	—	6,094
Limited recourse and non-recourse borrowing	—	130	283	413	—	179	339	518
Total Debt	18,187	986	327	19,500	19,187	1,110	386	20,683

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $346 million of surplus notes as of December 31, 2023 and $345 million as of December 31, 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	56	80	67	42	79	94	268	185%
Asset management fees, commissions and other income	904	818	782	934	836	3,528	3,370	-4%
Total revenues	960	898	849	976	915	3,622	3,638	—%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	27	27	29	28	29	57	113	98%
Deferral of acquisition costs	—	(1)	—	(1)	—	(2)	(2)	—%
Amortization of acquisition costs	—	1	—	—	1	3	2	-33%
General and administrative expenses	703	720	641	738	713	2,721	2,812	3%
Total benefits and expenses	730	747	670	765	743	2,779	2,925	5%
Adjusted operating income before income taxes	230	151	179	211	172	843	713	-15%
Total revenues	960	898	849	976	915	3,622	3,638	—%
Less: Passthrough distribution revenue	19	19	20	20	19	86	78	-9%
Less: Revenue associated with consolidations	31	32	(25)	62	16	33	85	158%
Total adjusted revenues (2)	910	847	854	894	880	3,503	3,475	-1%
Adjusted operating margin (2)(3)	25.3%	17.8%	21.0%	23.6%	19.5%	24.1%	20.5%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 18.8%, 21.6%, 21.1%, 16.8%, and 23.9% for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively, and 19.6% and 23.0% for the years ended December 31, 2023 and December 31, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	725	720	726	738	735	3,032	2,919	-4%
Other related revenues (1)	113	52	58	71	66	229	247	8%
Service, distribution and other revenues	122	126	65	167	114	361	472	31%
Total PGIM revenues	960	898	849	976	915	3,622	3,638	—%
Analysis of asset management fees by source:
Institutional customers	359	362	357	363	366	1,443	1,448	—%
Retail customers	250	243	253	261	257	1,081	1,014	-6%
General account	116	115	116	114	112	508	457	-10%
Total asset management fees	725	720	726	738	735	3,032	2,919	-4%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	61.4	415.3	69.0	34.9	2.0	582.6
Retail customers	118.4	137.4	2.2	0.9	71.4	330.3
General account	3.8	247.1	58.0	76.3	—	385.2
Total	183.6	799.8	129.2	112.1	73.4	1,298.1

	December 31, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	48.3	396.3	73.4	30.0	1.2	549.2
Retail customers	95.8	131.3	2.0	0.9	69.6	299.6
General account	3.7	249.2	54.2	72.5	—	379.6
Total	147.8	776.8	129.6	103.4	70.8	1,228.4
__________
(1) Other related revenues, net of related expenses are $36 million, $37 million, $31 million, $28 million, and $51 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively, and $132 million and $108 million for the years ended December 31, 2023 and December 31, 2022, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	516.6	528.9	540.2	536.7	528.6	568.0	528.9
Additions	13.8	13.9	18.9	14.4	20.5	71.6	67.7
Withdrawals	(19.8)	(24.1)	(21.9)	(18.2)	(26.8)	(68.6)	(91.0)
Net institutional additions (withdrawals), excluding money market activity	(6.0)	(10.2)	(3.0)	(3.8)	(6.3)	3.0	(23.3)
Change in market value	17.0	17.2	3.5	(13.8)	36.7	(85.8)	43.6
Net money market flows	(0.7)	3.2	(3.7)	0.1	(1.1)	(0.6)	(1.5)
Other (1)	2.0	1.1	(0.3)	9.4	4.8	44.3	15.0
Ending assets under management	528.9	540.2	536.7	528.6	562.7	528.9	562.7
Affiliated institutional assets under management	20.3	21.0	20.0	19.0	19.9	20.3	19.9
Total assets managed for institutional customers at end of period	549.2	561.2	556.7	547.6	582.6	549.2	582.6
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	192.2	191.7	201.4	209.4	203.1	265.8	191.7
Additions	16.5	12.6	12.6	11.9	14.8	66.3	51.9
Withdrawals	(22.2)	(16.4)	(14.8)	(13.8)	(22.0)	(89.5)	(67.0)
Net retail withdrawals, excluding money market activity	(5.7)	(3.8)	(2.2)	(1.9)	(7.2)	(23.2)	(15.1)
Change in market value	4.2	13.6	10.3	(4.7)	19.5	(56.8)	38.7
Net money market flows	1.0	0.4	0.2	0.7	0.3	1.9	1.6
Other	—	(0.5)	(0.3)	(0.4)	(0.2)	4.0	(1.4)
Ending assets under management	191.7	201.4	209.4	203.1	215.5	191.7	215.5
Affiliated retail assets under management	107.9	113.0	114.7	109.4	114.8	107.9	114.8
Total assets managed for retail customers at end of period	299.6	314.4	324.1	312.5	330.3	299.6	330.3

__________
(1) Other includes $9.5 billion related to the reinsurance of in-force structured settlement annuities business to Prismic Life Reinsurance, Ltd in September 2023 which was previously included in General Account assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	2,895	5,268	3,098	550	3,505	21,001	12,421	-41%
Policy charges and fee income	1,028	1,014	968	997	990	3,989	3,969	-1%
Net investment income	1,989	2,117	2,253	2,355	2,281	7,517	9,006	20%
Asset management fees, commissions and other income	584	676	699	637	698	3,980	2,710	-32%
Total revenues	6,496	9,075	7,018	4,539	7,474	36,487	28,106	-23%
Benefits and expenses (1):
Insurance and annuity benefits	4,021	6,434	4,284	1,601	4,607	25,863	16,926	-35%
Change in estimates of liability for future policy benefits	(9)	16	(134)	33	(29)	820	(114)	-114%
Interest credited to policyholders' account balances	508	507	523	540	550	1,787	2,120	19%
Interest expense	165	251	249	226	253	774	979	26%
Deferral of acquisition costs	(253)	(274)	(295)	(307)	(349)	(1,016)	(1,225)	-21%
Amortization of acquisition costs	195	212	205	204	209	821	830	1%
General and administrative expenses	1,159	1,169	1,230	1,154	1,245	4,727	4,798	2%
Total benefits and expenses	5,786	8,315	6,062	3,451	6,486	33,776	24,314	-28%
Adjusted operating income before income taxes	710	760	956	1,088	988	2,711	3,792	40%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	1,419	3,785	1,561	(959)	2,041	15,122	6,428	-57%
Policy charges and fee income	344	332	320	318	310	1,553	1,280	-18%
Net investment income	1,243	1,322	1,416	1,491	1,405	4,571	5,634	23%
Asset management fees, commissions and other income	450	545	559	524	577	3,340	2,205	-34%
Total revenues	3,456	5,984	3,856	1,374	4,333	24,586	15,547	-37%
Benefits and expenses (1):
Insurance and annuity benefits	2,004	4,383	2,312	(417)	2,615	17,625	8,893	-50%
Change in estimates of liability for future policy benefits	2	(42)	(157)	31	(25)	(524)	(193)	63%
Interest credited to policyholders' account balances	232	240	255	270	277	708	1,042	47%
Interest expense	(53)	24	15	14	20	(40)	73	283%
Deferral of acquisition costs	(79)	(99)	(107)	(117)	(131)	(329)	(454)	-38%
Amortization of acquisition costs	81	97	89	89	90	373	365	-2%
General and administrative expenses	522	544	573	563	573	2,244	2,253	—%
Total benefits and expenses	2,709	5,147	2,980	433	3,419	20,057	11,979	-40%
Adjusted operating income before income taxes	747	837	876	941	914	4,529	3,568	-21%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	1,395	3,763	1,531	(979)	2,027	15,037	6,342	-58%
Policy charges and fee income	6	8	8	10	7	34	33	-3%
Net investment income	969	1,004	1,072	1,098	1,006	3,653	4,180	14%
Asset management fees, commissions and other income	109	114	126	92	143	392	475	21%
Total revenues	2,479	4,889	2,737	221	3,183	19,116	11,030	-42%
Benefits and expenses (1):
Insurance and annuity benefits	1,960	4,350	2,263	(438)	2,584	17,476	8,759	-50%
Change in estimates of liability for future policy benefits	(6)	(44)	(156)	24	(25)	(534)	(201)	62%
Interest credited to policyholders' account balances	139	125	144	146	137	394	552	40%
Interest expense	7	10	(4)	(6)	1	15	1	-93%
Deferral of acquisition costs	(5)	(17)	(16)	(18)	(24)	(21)	(75)	-257%
Amortization of acquisition costs	3	4	6	3	3	11	16	45%
General and administrative expenses	49	65	72	71	75	228	283	24%
Total benefits and expenses	2,147	4,493	2,309	(218)	2,751	17,569	9,335	-47%
Adjusted operating income before income taxes	332	396	428	439	432	1,547	1,695	10%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Beginning total account value	238,313	251,818	252,952	258,533	254,933	245,720	251,818
Additions	12,277	3,828	5,686	4,697	14,287	31,773	28,498
Withdrawals and benefits	(4,248)	(5,474)	(5,865)	(7,781)	(6,163)	(16,398)	(25,283)
Net flows	8,029	(1,646)	(179)	(3,084)	8,124	15,375	3,215
Change in market value, interest credited and interest income	402	1,823	2,456	878	2,565	(4,110)	7,722
Other (1)	5,074	957	3,304	(1,394)	2,032	(5,167)	4,899
Ending total account value, gross	251,818	252,952	258,533	254,933	267,654	251,818	267,654
Reinsurance ceded	—	—	—	(9,273)	(9,237)	—	(9,237)
Ending total account value, net	251,818	252,952	258,533	245,660	258,417	251,818	258,417
Amounts included in ending total account value, net above:
Investment-only stable value wraps	69,521	68,170	67,335	65,497	64,098
International reinsurance (2)	83,910	84,137	90,612	88,253	102,544
Group annuities and other products	98,387	100,645	100,586	91,910	91,775
Ending total account value, net	251,818	252,952	258,533	245,660	258,417

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	24	22	30	20	14	85	86	1%
Policy charges and fee income	338	324	312	308	303	1,519	1,247	-18%
Net investment income	274	318	344	393	399	918	1,454	58%
Asset management fees, commissions and other income	341	431	433	432	434	2,948	1,730	-41%
Total revenues	977	1,095	1,119	1,153	1,150	5,470	4,517	-17%
Benefits and expenses (1):
Insurance and annuity benefits	44	33	49	21	31	149	134	-10%
Change in estimates of liability for future policy benefits	8	2	(1)	7	—	10	8	-20%
Interest credited to policyholders' account balances	93	115	111	124	140	314	490	56%
Interest expense	(60)	14	19	20	19	(55)	72	231%
Deferral of acquisition costs	(74)	(82)	(91)	(99)	(107)	(308)	(379)	-23%
Amortization of acquisition costs	78	93	83	86	87	362	349	-4%
General and administrative expenses	473	479	501	492	498	2,016	1,970	-2%
Total benefits and expenses	562	654	671	651	668	2,488	2,644	6%
Adjusted operating income before income taxes	415	441	448	502	482	2,982	1,873	-37%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,062	1,088	1,240	1,279	1,263	4,998	4,870
Investment Only VA (2)	31	32	36	48	35	229	151
Fixed	397	547	616	616	804	737	2,583
Total	1,490	1,667	1,892	1,943	2,102	5,964	7,604
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	19,099	21,208	23,268	25,970	27,069	18,819	21,208
Sales	1,490	1,667	1,892	1,943	2,102	5,964	7,604
Full surrenders and death benefits	(148)	(191)	(223)	(208)	(239)	(426)	(861)
Sales, net of full surrenders and death benefits	1,342	1,476	1,669	1,735	1,863	5,538	6,743
Partial withdrawals and other benefit payments	(158)	(135)	(131)	(135)	(170)	(539)	(571)
Net flows	1,184	1,341	1,538	1,600	1,693	4,999	6,172
Change in market value, interest credited, and other	930	725	1,171	(494)	1,901	(2,599)	3,303
Policy charges	(5)	(6)	(7)	(7)	(8)	(11)	(28)
Ending total account value, gross	21,208	23,268	25,970	27,069	30,655	21,208	30,655
Reinsurance ceded	(817)	(1,079)	(1,357)	(1,552)	(1,694)	(817)	(1,694)
Ending total account value, net	20,391	22,189	24,613	25,517	28,961	20,391	28,961
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	96,691	98,814	100,536	100,327	94,021	163,486	98,814
Sales	7	8	9	7	7	63	31
Full surrenders and death benefits	(994)	(1,297)	(1,428)	(1,544)	(1,636)	(5,689)	(5,905)
Sales, net of full surrenders and death benefits	(987)	(1,289)	(1,419)	(1,537)	(1,629)	(5,626)	(5,874)
Partial withdrawals and other benefit payments	(1,075)	(985)	(926)	(927)	(1,122)	(4,131)	(3,960)
Net flows	(2,062)	(2,274)	(2,345)	(2,464)	(2,751)	(9,757)	(9,834)
Change in market value and other	4,809	4,605	2,693	(3,298)	8,321	(52,210)	12,321
Policy charges	(624)	(609)	(557)	(544)	(538)	(2,705)	(2,248)
Ending total account value, gross	98,814	100,536	100,327	94,021	99,053	98,814	99,053
Reinsurance ceded	—	—	(10,227)	(9,432)	(10,103)	—	(10,103)
Ending total account value, net	98,814	100,536	90,100	84,589	88,950	98,814	88,950

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Account Values in General Account (1):
Beginning balance	20,170	22,063	23,948	26,455	27,613	20,062	22,063
Premiums and deposits	1,437	1,601	1,821	1,856	2,030	5,561	7,308
Full surrenders and death benefits	(87)	(119)	(118)	(121)	(155)	(504)	(513)
Premiums and deposits net of full surrenders and death benefits	1,350	1,482	1,703	1,735	1,875	5,057	6,795
Partial withdrawals and other benefit payments	(167)	(148)	(149)	(148)	(191)	(596)	(636)
Net flows	1,183	1,334	1,554	1,587	1,684	4,461	6,159
Change in market value, interest credited and other	619	582	1,181	(285)	1,189	(2,010)	2,667
Net transfers (to) from separate account	92	(30)	(227)	(142)	360	(447)	(39)
Policy charges	(1)	(1)	(1)	(2)	(2)	(3)	(6)
Ending balance, gross	22,063	23,948	26,455	27,613	30,844	22,063	30,844
Reinsurance ceded	(817)	(1,079)	(1,357)	(1,552)	(1,694)	(817)	(1,694)
Ending balance, net	21,246	22,869	25,098	26,061	29,150	21,246	29,150
Account Values in Separate Account (1):
Beginning balance	95,620	97,959	99,856	99,842	93,477	162,243	97,959
Premiums and deposits	60	74	80	94	79	466	327
Full surrenders and death benefits	(1,055)	(1,369)	(1,533)	(1,631)	(1,720)	(5,611)	(6,253)
Premiums and deposits net of full surrenders and death benefits	(995)	(1,295)	(1,453)	(1,537)	(1,641)	(5,145)	(5,926)
Partial withdrawals and other benefit payments	(1,066)	(972)	(908)	(914)	(1,101)	(4,074)	(3,895)
Net flows	(2,061)	(2,267)	(2,361)	(2,451)	(2,742)	(9,219)	(9,821)
Change in market value, interest credited and other	5,120	4,748	2,683	(3,507)	9,033	(52,799)	12,957
Net transfers (to) from general account	(92)	30	227	142	(360)	447	39
Policy charges	(628)	(614)	(563)	(549)	(544)	(2,713)	(2,270)
Ending balance, gross	97,959	99,856	99,842	93,477	98,864	97,959	98,864
Reinsurance ceded	—	—	(10,227)	(9,432)	(10,103)	—	(10,103)
Ending balance, net	97,959	99,856	89,615	84,045	88,761	97,959	88,761

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2022	2023
	4Q	1Q	2Q	3Q	4Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	69,365	70,701	70,816	66,563	70,093
Account Values with Auto-Rebalancing Feature - externally reinsured	2,482	2,493	2,468	2,269	2,315
Account Values without Auto-Rebalancing Feature	25,660	26,004	25,667	23,869	25,244
Total	97,507	99,198	98,951	92,701	97,652
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	9,335	8,167	7,803	9,508	7,177
Net Amount at Risk without Auto-Rebalancing Feature	3,845	3,165	3,082	3,909	2,576
Total	13,180	11,332	10,885	13,417	9,753
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	1,231	1,237	1,288	1,268	1,231	4,874	5,024	3%
Policy charges and fee income	185	181	161	163	169	681	674	-1%
Net investment income	117	126	128	130	128	479	512	7%
Asset management fees, commissions and other income	22	20	21	15	19	81	75	-7%
Total revenues	1,555	1,564	1,598	1,576	1,547	6,115	6,285	3%
Benefits and expenses (1):
Insurance and annuity benefits	1,221	1,218	1,140	1,179	1,166	4,914	4,703	-4%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	41	44	41	39	42	153	166	8%
Interest expense	1	4	2	1	1	4	8	100%
Deferral of acquisition costs	—	—	—	(1)	(2)	(3)	(3)	—%
Amortization of acquisition costs	1	1	2	1	5	2	9	350%
General and administrative expenses	276	272	274	268	269	1,061	1,083	2%
Total benefits and expenses	1,540	1,539	1,459	1,487	1,481	6,131	5,966	-3%
Adjusted operating income (loss) before income taxes	15	25	139	89	66	(16)	319	2094%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Annualized New Business Premiums:
Group life	10	162	32	61	41	283	296
Group disability	13	157	25	34	19	196	235
Total	23	319	57	95	60	479	531
Future Policy Benefits (1):
Group life	2,551	2,397	2,309	2,242	2,421
Group disability	3,106	3,141	3,144	3,175	3,178
Total	5,657	5,538	5,453	5,417	5,599
Policyholders' Account Balances (1):
Group life	5,751	5,480	5,385	5,250	5,229
Group disability	131	117	121	112	113
Total	5,882	5,597	5,506	5,362	5,342
Separate Account Liabilities (1):
Group life	23,513	24,661	23,747	22,864	25,021
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,121	1,085	1,135	1,100	1,149	4,328	4,469
Earned premiums	899	892	937	900	873	3,588	3,602
Earned policy charges and fee income	164	158	137	138	144	588	577
Benefits ratio (3)	90.2%	92.9%	85.1%	84.8%	87.5%	93.4%	87.6%
Administrative operating expense ratio	10.9%	11.8%	11.9%	11.8%	11.2%	10.8%	11.7%
Persistency ratio	95.9%	94.4%	94.0%	93.7%	93.6%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	361	371	380	393	385	1,401	1,529
Earned premiums	332	345	351	368	358	1,286	1,422
Earned policy charges and fee income	21	23	24	25	25	93	97
Benefits ratio (3)	74.2%	65.8%	69.8%	76.2%	72.2%	73.3%	71.1%
Administrative operating expense ratio	31.6%	25.2%	25.6%	24.1%	25.9%	31.3%	25.2%
Persistency ratio	90.6%	92.5%	91.9%	91.2%	91.1%
Total Group Insurance:
Benefits ratio (3)	86.2%	85.9%	81.1%	82.4%	83.3%	88.4%	83.2%
Administrative operating expense ratio	15.9%	15.2%	15.4%	15.1%	14.9%	15.8%	15.2%
Net face amount of policies in force (in billions) (4)	2,126	2,104	2,153	2,143	2,155

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 83.0%, 66.4%, and 78.7% for the three months ended June 30, 2023, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.0%, 70.2%, 82.5% and 93.3%, 73.9%, 88.5% for the years ended December 31, 2023 and December 31, 2022, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	245	246	249	241	233	1,005	969	-4%
Policy charges and fee income	499	501	487	516	511	1,755	2,015	15%
Net investment income	629	669	709	734	748	2,467	2,860	16%
Asset management fees, commissions and other income	112	111	119	98	102	559	430	-23%
Total revenues	1,485	1,527	1,564	1,589	1,594	5,786	6,274	8%
Benefits and expenses (1):
Insurance and annuity benefits	796	833	832	839	826	3,324	3,330	—%
Change in estimates of liability for future policy benefits	(11)	58	23	2	(4)	1,344	79	-94%
Interest credited to policyholders' account balances	235	223	227	231	231	926	912	-2%
Interest expense	217	223	232	211	232	810	898	11%
Deferral of acquisition costs	(174)	(175)	(188)	(189)	(216)	(684)	(768)	-12%
Amortization of acquisition costs	113	114	114	114	114	446	456	2%
General and administrative expenses	361	353	383	323	403	1,422	1,462	3%
Total benefits and expenses	1,537	1,629	1,623	1,531	1,586	7,588	6,369	-16%
Adjusted operating income (loss) before income taxes	(52)	(102)	(59)	58	8	(1,802)	(95)	95%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	22	23	31	33	33	93	120
Universal life	25	17	20	17	27	92	81
Variable life	107	109	146	136	145	424	536
Total	154	149	197	186	205	609	737
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	32	33	38	35	38	133	144
Third party distribution	122	116	159	151	167	476	593
Total	154	149	197	186	205	609	737
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,400	31,522	31,644	32,713	32,730	31,304	31,522
Premiums and deposits	647	636	577	587	675	2,581	2,475
Surrenders and withdrawals	(478)	(455)	(429)	(417)	(557)	(1,687)	(1,858)
Net sales	169	181	148	170	118	894	617
Benefit payments	(51)	(59)	(45)	(41)	(43)	(222)	(188)
Net flows	118	122	103	129	75	672	429
Interest credited and other	426	461	406	274	624	1,177	1,765
Net transfers from separate account	98	78	1,079	128	113	453	1,398
Policy charges	(520)	(539)	(519)	(514)	(516)	(2,084)	(2,088)
Ending balance	31,522	31,644	32,713	32,730	33,026	31,522	33,026
Separate Account Liabilities:
Beginning balance	37,250	39,419	41,650	43,230	42,171	48,133	39,419
Premiums and deposits	684	709	865	739	836	2,713	3,149
Surrenders and withdrawals	(179)	(224)	(278)	(212)	(235)	(896)	(949)
Net sales	505	485	587	527	601	1,817	2,200
Benefit payments	(102)	(130)	(91)	(119)	(126)	(535)	(466)
Net flows	403	355	496	408	475	1,282	1,734
Change in market value, interest credited and other	2,188	2,286	2,489	(1,003)	4,262	(8,274)	8,034
Net transfers to general account	(98)	(78)	(1,079)	(128)	(113)	(453)	(1,398)
Policy charges	(324)	(332)	(326)	(336)	(342)	(1,269)	(1,336)
Ending balance	39,419	41,650	43,230	42,171	46,453	39,419	46,453
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	296	295	294	293	290
Universal life	98	98	98	97	97
Variable life	145	148	150	150	154
Total	539	541	542	540	541

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	3,016	3,569	3,274	3,112	2,864	13,391	12,819	-4%
Policy charges and fee income	84	72	77	77	82	340	308	-9%
Net investment income	1,271	1,285	1,321	1,316	1,367	4,966	5,289	7%
Asset management fees, commissions and other income	89	89	51	61	65	314	266	-15%
Total revenues	4,460	5,015	4,723	4,566	4,378	19,011	18,682	-2%
Benefits and expenses (1):
Insurance and annuity benefits	2,589	3,159	2,647	2,751	2,525	11,774	11,082	-6%
Change in estimates of liability for future policy benefits	59	6	293	16	49	131	364	178%
Interest credited to policyholders' account balances	193	215	226	239	263	738	943	28%
Interest expense	16	11	4	3	5	35	23	-34%
Deferral of acquisition costs	(295)	(313)	(281)	(292)	(312)	(1,178)	(1,198)	-2%
Amortization of acquisition costs	141	151	159	156	156	596	622	4%
General and administrative expenses	943	946	891	882	944	3,710	3,663	-1%
Total benefits and expenses	3,646	4,175	3,939	3,755	3,630	15,806	15,499	-2%
Adjusted operating income before income taxes	814	840	784	811	748	3,205	3,183	-1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	1,540	1,934	1,693	1,665	1,511	6,953	6,803	-2%
Policy charges and fee income	47	48	48	48	52	175	196	12%
Net investment income	555	573	586	584	608	2,119	2,351	11%
Asset management fees, commissions and other income	91	69	54	62	61	294	246	-16%
Total revenues	2,233	2,624	2,381	2,359	2,232	9,541	9,596	1%
Benefits and expenses (1):
Insurance and annuity benefits	1,310	1,692	1,417	1,421	1,311	5,992	5,841	-3%
Change in estimates of liability for future policy benefits	13	2	69	11	23	7	105	1400%
Interest credited to policyholders' account balances	48	57	57	61	68	183	243	33%
Interest expense	7	3	(1)	(1)	(4)	18	(3)	-117%
Deferral of acquisition costs	(136)	(158)	(142)	(143)	(144)	(578)	(587)	-2%
Amortization of acquisition costs	68	76	78	76	76	296	306	3%
General and administrative expenses	430	430	416	407	438	1,679	1,691	1%
Total benefits and expenses	1,740	2,102	1,894	1,832	1,768	7,597	7,596	—%
Adjusted operating income before income taxes	493	522	487	527	464	1,944	2,000	3%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	1,476	1,635	1,581	1,447	1,353	6,438	6,016	-7%
Policy charges and fee income	37	24	29	29	30	165	112	-32%
Net investment income	716	712	735	732	759	2,847	2,938	3%
Asset management fees, commissions and other income	(2)	20	(3)	(1)	4	20	20	—%
Total revenues	2,227	2,391	2,342	2,207	2,146	9,470	9,086	-4%
Benefits and expenses (1):
Insurance and annuity benefits	1,279	1,467	1,230	1,330	1,214	5,782	5,241	-9%
Change in estimates of liability for future policy benefits	46	4	224	5	26	124	259	109%
Interest credited to policyholders' account balances	145	158	169	178	195	555	700	26%
Interest expense	9	8	5	4	9	17	26	53%
Deferral of acquisition costs	(159)	(155)	(139)	(149)	(168)	(600)	(611)	-2%
Amortization of acquisition costs	73	75	81	80	80	300	316	5%
General and administrative expenses	513	516	475	475	506	2,031	1,972	-3%
Total benefits and expenses	1,906	2,073	2,045	1,923	1,862	8,209	7,903	-4%
Adjusted operating income before income taxes	321	318	297	284	284	1,261	1,183	-6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,341	1,735	1,463	1,422	1,266	6,228	5,886
Japan - Gibraltar Life	1,513	1,659	1,610	1,476	1,383	6,603	6,128
Emerging Markets	246	247	278	291	297	900	1,113
Total	3,100	3,641	3,351	3,189	2,946	13,731	13,127
Annualized new business premiums:
Japan - Prudential of Japan	160	196	158	143	182	657	679
Japan - Gibraltar Life	244	231	241	236	310	878	1,018
Emerging Markets	84	81	91	112	106	284	390
Total	488	508	490	491	598	1,819	2,087
Annualized new business premiums by distribution channel:
Life Planners	244	277	249	255	288	941	1,069
Gibraltar Life Consultants	156	128	144	131	139	521	542
Banks	49	55	51	68	82	168	256
Independent Agency	39	48	46	37	89	189	220
Total	488	508	490	491	598	1,819	2,087
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,523	1,901	1,600	1,601	1,474	6,736	6,576
Japan - Gibraltar Life	1,680	1,820	1,758	1,663	1,578	7,169	6,819
Emerging Markets	216	213	228	235	245	777	921
Total	3,419	3,934	3,586	3,499	3,297	14,682	14,316
Annualized new business premiums:
Japan - Prudential of Japan	181	212	174	162	210	710	758
Japan - Gibraltar Life	252	239	251	246	320	900	1,056
Emerging Markets	72	70	76	97	96	236	339
Total	505	521	501	505	626	1,846	2,153
Annualized new business premiums by distribution channel:
Life Planners	253	282	250	259	306	946	1,097
Gibraltar Life Consultants	161	131	149	136	145	534	561
Banks	49	55	51	69	82	168	257
Independent Agency	42	53	51	41	93	198	238
Total	505	521	501	505	626	1,846	2,153

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2022	2023
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	363	362	361	359	350
Japan - Gibraltar Life	328	325	323	320	316
Emerging Markets	38	39	40	42	43
Total	729	726	724	721	709
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,463	4,484	4,496	4,501	4,511
Japan - Gibraltar Life	6,713	6,681	6,650	6,626	6,594
Emerging Markets	726	742	754	769	789
Total	11,902	11,907	11,900	11,896	11,894
International life insurance individual policy persistency:
Life Planner:
13 months	92.4%	92.4%	92.2%	92.2%	92.0%
25 months	85.3%	84.7%	84.0%	83.2%	83.1%
Gibraltar Life (4):
13 months	95.2%	95.2%	95.0%	94.8%	94.3%
25 months	90.8%	90.1%	89.2%	88.7%	88.0%
Number of Life Planners at end of period:
Japan	4,446	4,454	4,317	4,337	4,310
All other countries	1,478	1,524	1,489	1,580	1,546
Total Life Planners	5,924	5,978	5,806	5,917	5,856
Gibraltar Life Consultants	6,821	6,689	6,648	6,736	6,808

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2022	2023				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2022	2023	% change

Revenues (1):
Premiums	(7)	(4)	(4)	(3)	(5)	(22)	(16)	27%
Policy charges and fee income	(12)	(13)	(13)	(14)	(13)	(54)	(53)	2%
Net investment income	167	189	173	180	192	607	734	21%
Asset management fees, commissions and other income	142	(56)	(102)	(118)	79	(106)	(197)	-86%
Total revenues	290	116	54	45	253	425	468	10%
Benefits and expenses (1):
Insurance and annuity benefits	4	(5)	—	(4)	(2)	—	(11)	—%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	34	34	31	25	23	137	113	-18%
Interest expense	209	152	179	165	155	723	651	-10%
Deferral of acquisition costs	9	19	30	24	24	41	97	137%
Amortization of acquisition costs	(8)	(9)	(9)	(9)	(10)	(39)	(37)	5%
General and administrative expenses	567	410	350	348	719	1,240	1,827	47%
Total benefits and expenses	815	601	581	549	909	2,102	2,640	26%
Adjusted operating loss before income taxes	(525)	(485)	(527)	(504)	(656)	(1,677)	(2,172)	-30%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2023						December 31, 2022
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	241,222	20,483	220,739	58.3%			242,246	21,140	221,106	60.8%
Public, held-to-maturity, at amortized cost, net of allowance (1)	—	—	—	0.0%			1,229	—	1,229	0.3%
Private, available-for-sale, at fair value	74,542	10,003	64,539	17.0%			64,745	8,931	55,814	15.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	—	—	—	0.0%			67	—	67	0.0%
Fixed maturities, trading, at fair value	8,785	887	7,898	2.1%			5,738	900	4,838	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,168	—	3,168	0.8%			2,844	—	2,844	0.8%
Equity securities, at fair value	7,634	1,970	5,664	1.5%			6,404	1,733	4,671	1.3%
Commercial mortgage and other loans, at book value, net of allowance	58,786	7,769	51,017	13.5%			56,608	7,926	48,682	13.4%
Policy loans, at outstanding balance	10,047	3,479	6,568	1.7%			10,046	3,637	6,409	1.8%
Other invested assets, net of allowance (2)	19,036	4,513	14,523	3.8%			17,531	4,254	13,277	3.7%
Short-term investments, net of allowance	4,992	232	4,760	1.3%			4,573	337	4,236	1.2%
Subtotal (3)	428,212	49,336	378,876	100.0%			412,031	48,858	363,173	100.0%
Invested assets of other entities and operations (4)	6,521	—	6,521				5,410	—	5,410
Total investments	434,733	49,336	385,397				417,441	48,858	368,583

Fixed Maturities by Credit Quality (3)(5):	December 31, 2023						December 31, 2022
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	184,490	6,710	15,855	1	175,344	79.4%	189,939	6,918	18,145	—	178,712	80.8%
2	40,517	1,040	3,535	—	38,022	17.2%	39,388	534	5,212	—	34,710	15.7%
Subtotal - High or Highest Quality Securities	225,007	7,750	19,390	1	213,366	96.6%	229,327	7,452	23,357	—	213,422	96.5%
3	5,237	154	240	—	5,151	2.3%	5,416	66	625	—	4,857	2.2%
4	1,765	50	99	53	1,663	0.8%	2,362	39	287	1	2,113	1.0%
5	479	13	63	7	422	0.2%	614	10	141	8	475	0.2%
6	224	4	16	75	137	0.1%	318	9	63	25	239	0.1%
Subtotal - Other Securities	7,705	221	418	135	7,373	3.4%	8,710	124	1,116	34	7,684	3.5%
Total	232,712	7,971	19,808	136	220,739	100.0%	238,037	7,576	24,473	34	221,106	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	17,993	244	1,693	—	16,544	25.6%	16,111	126	2,145	—	14,092	25.2%
2	40,382	889	2,959	—	38,312	59.4%	36,773	406	4,307	—	32,872	58.9%
Subtotal - High or Highest Quality Securities	58,375	1,133	4,652	—	54,856	85.0%	52,884	532	6,452	—	46,964	84.1%
3	5,342	119	260	5	5,196	8.0%	5,522	38	538	—	5,022	9.0%
4	3,155	28	90	2	3,091	4.8%	2,654	11	148	—	2,517	4.5%
5	1,283	21	69	3	1,232	1.9%	1,307	7	117	16	1,181	2.1%
6	158	17	5	6	164	0.3%	160	22	1	51	130	0.3%
Subtotal - Other Securities	9,938	185	424	16	9,683	15.0%	9,643	78	804	67	8,850	15.9%
Total	68,313	1,318	5,076	16	64,539	100.0%	62,527	610	7,256	67	55,814	100.0%
_____________
(1) In the the third quarter of 2023, the Company changed its intent to hold a portion of its held-to-maturity portfolio which will be redeemed as part of a recently announced reinsurance transaction. As a result, the entire held-to-maturity portfolio was reclassified to fixed maturities available-for-sale. On an amortized cost basis, net of allowance, as of December 31, 2022, includes $1,149 million (fair value, $1,299 million) and $67 million (fair value, $71 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $80 million (fair value, $85 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2023 and December 31, 2022, 639 securities with amortized cost of $7,242 million (fair value $7,227 million) and 422 securities with amortized cost of $4,836 million (fair value $4,610 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	December 31, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	113,737	68.2%	112,013	68.4%
Public, held-to-maturity, at amortized cost, net of allowance	—	0.0%	1,229	0.7%
Private, available-for-sale, at fair value	20,891	12.5%	19,268	11.8%
Private, held-to-maturity, at amortized cost, net of allowance	—	0.0%	67	0.0%
Fixed maturities, trading, at fair value	669	0.4%	612	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,168	1.9%	2,844	1.7%
Equity securities, at fair value	1,614	1.0%	1,806	1.1%
Commercial mortgage and other loans, at book value, net of allowance	17,980	10.8%	18,080	11.0%
Policy loans, at outstanding balance	2,670	1.6%	2,607	1.6%
Other invested assets (3)	5,617	3.4%	5,272	3.2%
Short-term investments, net of allowance	421	0.2%	100	0.1%
Total	166,767	100.0%	163,898	100.0%

	December 31, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	107,002	50.4%	109,093	54.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	43,648	20.7%	36,546	18.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	7,229	3.4%	4,226	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	4,050	1.9%	2,865	1.4%
Commercial mortgage and other loans, at book value, net of allowance	33,037	15.6%	30,602	15.4%
Policy loans, at outstanding balance	3,898	1.8%	3,802	1.9%
Other invested assets, net of allowance (3)	8,906	4.2%	8,005	4.0%
Short-term investments, net of allowance	4,339	2.0%	4,136	2.1%
Total	212,109	100.0%	199,275	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended December 31,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (6)	Amount		Yield (6)	Amount
General Account (2)
Fixed maturities (3)	4.13%	3,074	(375)	3.97%	2,873	(185)
Equity securities	3.71%	47	1	4.17%	48	—
Commercial mortgage and other loans	4.10%	513	(123)	3.82%	458	(47)
Policy loans	4.56%	74	—	4.40%	69	—
Short-term investments and cash equivalents	4.70%	199	1	4.63%	169	—
Gross investment income before investment expenses	4.15%	3,907	(496)	3.89%	3,617	(232)
Investment expenses (4)	-0.12%	(210)	—	-0.12%	(192)	—
Subtotal	4.03%	3,697	(496)	3.77%	3,425	(232)
Other investments (3)(4)		256	50		153	(809)
Investment results of other entities and operations (5)		77	(27)		64	(17)
Less: investment income related to adjusted operating income reconciling items		(111)			(159)
Total		3,919	(473)		3,483	(1,058)

	Twelve Months Ended December 31,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (6)	Amount		Yield (6)	Amount
General Account (2)
Fixed maturities (3)	4.13%	12,222	(960)	3.71%	10,867	(1,086)
Equity securities	3.09%	156	2	2.59%	123	—
Commercial mortgage and other loans	4.01%	1,948	(228)	3.73%	1,807	(137)
Policy loans	4.59%	290	—	4.52%	283	—
Short-term investments and cash equivalents	5.34%	842	3	2.75%	371	(5)
Gross investment income before investment expenses	4.15%	15,458	(1,183)	3.68%	13,451	(1,228)
Investment expenses (4)	-0.13%	(846)	—	-0.14%	(631)	—
Subtotal	4.02%	14,612	(1,183)	3.54%	12,820	(1,228)
Other investments (3)(4)		1,038	(2,052)		952	(3,248)
Investment results of other entities and operations (5)		256	—		289	239
Less: investment income related to adjusted operating income reconciling items		(609)			(877)
Total		15,297	(3,235)		13,184	(4,237)
________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Prior period amounts have been reclassified to conform to current period presentation.
(5) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.96%	1,023	52	2.80%	968	(1)
Equity securities	5.97%	24	—	6.05%	26	—
Commercial mortgage and other loans	3.74%	166	(56)	3.66%	165	(10)
Policy loans	3.86%	25	—	3.85%	24	—
Short-term investments and cash equivalents	4.28%	23	—	4.08%	13	(1)
Gross investment income before investment expenses	3.10%	1,261	(4)	2.96%	1,196	(12)
Investment expenses	-0.12%	(77)	—	-0.13%	(84)	—
Subtotal	2.98%	1,184	(4)	2.83%	1,112	(12)
Other investments (2)		93	530		66	(87)
Total		1,277	526		1,178	(99)

	Twelve Months Ended December 31,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.92%	4,004	240	2.75%	3,831	232
Equity securities	3.61%	61	—	3.59%	67	—
Commercial mortgage and other loans	3.70%	649	(103)	3.67%	686	(22)
Policy loans	3.88%	99	—	3.90%	99	—
Short-term investments and cash equivalents	3.72%	94	—	3.75%	31	(3)
Gross investment income before investment expenses	3.03%	4,907	137	2.89%	4,714	207
Investment expenses	-0.13%	(318)	—	-0.14%	(281)	—
Subtotal	2.90%	4,589	137	2.75%	4,433	207
Other investments (2)		331	(396)		208	(2,164)
Total		4,920	(259)		4,641	(1,957)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	7.84%	2,051	(427)	5.04%	1,905	(184)
Equity securities	2.65%	23	1	3.10%	22	—
Commercial mortgage and other loans	4.29%	347	(67)	3.91%	293	(37)
Policy loans	5.03%	49	—	4.77%	45	—
Short-term investments and cash equivalents	4.74%	176	1	4.54%	156	1
Gross investment income before investment expenses	4.96%	2,646	(492)	4.61%	2,421	(220)
Investment expenses (4)	-0.12%	(133)	—	-0.10%	(108)	—
Subtotal	4.84%	2,513	(492)	4.51%	2,313	(220)
Other investments (3)(4)		163	(480)		87	(722)
Total		2,676	(972)		2,400	(942)

	Twelve Months Ended December 31,
	2023			2022
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	5.18%	8,218	(1,200)	4.56%	7,036	(1,318)
Equity securities	2.82%	95	2	1.95%	56	—
Commercial mortgage and other loans	4.19%	1,299	(125)	3.77%	1,121	(115)
Policy loans	5.07%	191	—	4.94%	184	—
Short-term investments and cash equivalents	5.54%	748	3	2.70%	340	(2)
Gross investment income before investment expenses	5.01%	10,551	(1,320)	4.31%	8,737	(1,435)
Investment expenses (4)	-0.13%	(528)	—	-0.14%	(350)	—
Subtotal	4.88%	10,023	(1,320)	4.17%	8,387	(1,435)
Other investments (3)(4)		707	(1,656)		744	(1,084)
Total		10,730	(2,976)		9,131	(2,519)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Prior period amounts have been reclassified to conform to current period presentation.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Twelve Months Ended December 31, 2023									Twelve Months Ended December 31, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	25,224	—	—	1	1,675	464	—	—	27,364	34,370	—	—	(1)	1,699	407	—	—	36,475
Policy charges and fee income	4,224	237	—	66	—	—	—	—	4,527	4,275	120	—	162	—	58	—	—	4,615
Net investment income	15,297	(18)	—	—	1,959	627	—	—	17,865	13,184	(23)	—	—	1,976	900	—	—	16,037
Realized investment gains (losses), net (3)	289	(3,442)	—	—	(380)	(82)	—	—	(3,615)	847	(4,706)	—	—	(270)	(378)	—	—	(4,507)
Asset management fees, commissions and other income	5,860	1,127	—	—	412	468	(85)	—	7,782	6,869	(1,475)	—	—	(447)	(279)	2	—	4,670
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	56	—	—	—	—	—	56	—	—	(443)	—	—	34	—	—	(409)
Total revenues	50,894	(2,096)	56	67	3,666	1,477	(85)	—	53,979	59,545	(6,084)	(443)	161	2,958	742	2	—	56,881
Benefits and expenses:
Insurance and annuity benefits	27,997	(105)	—	(2)	3,362	748	—	—	32,000	37,637	207	—	(6)	2,543	633	—	—	41,014
Change in estimates of liability for future policy benefits	250	52	—	(41)	—	76	—	—	337	951	154	—	(475)	—	24	—	—	654
Interest credited to policyholders' account balances	3,176	501	—	—	118	188	—	—	3,983	2,662	(156)	—	—	121	(434)	—	—	2,193
Interest expense	1,766	—	—	—	—	(4)	—	—	1,762	1,589	—	—	—	9	(2)	—	—	1,596
Deferral of acquisition costs	(2,328)	—	—	—	—	—	—	—	(2,328)	(2,155)	—	—	—	—	—	—	—	(2,155)
Amortization of acquisition costs	1,417	29	—	—	13	—	—	—	1,459	1,381	37	—	—	14	1	—	—	1,433
Goodwill impairment	—	—	—	—	—	—	—	177	177	—	—	—	—	—	—	—	903	903
General and administrative expenses	13,100	—	—	—	273	120	(17)	41	13,517	12,398	—	—	—	289	374	38	36	13,135
Total benefits and expenses	45,378	477	—	(43)	3,766	1,128	(17)	218	50,907	54,463	242	—	(481)	2,976	596	38	939	58,773
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $177 million pre-tax and $140 million after-tax in the year ended December 31, 2023, and $903 million pre-tax and $713 million after-tax in the year ended December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld assets not passed back to reinsurers of $(146) million for year ended December 31, 2023. Also includes changes in the value of the funds withheld embedded derivatives associated with available-for-sale securities of $(254) million and certain derivatives of $25 million for year ended December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2023									Three Months Ended December 31, 2022
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,364	—	—	2	447	106	—	—	6,919	5,904	—	—	1	451	108	—	—	6,464
Policy charges and fee income	1,059	142	—	7	—	—	—	—	1,208	1,100	77	—	21	—	—	—	—	1,198
Net investment income	3,919	(4)	—	—	468	115	—	—	4,498	3,483	(5)	—	—	468	164	—	—	4,110
Realized investment gains (losses), net (3)	(4)	(510)	—	—	(19)	41	—	—	(492)	169	(1,200)	—	—	(339)	(27)	—	—	(1,397)
Asset management fees, commissions and other income	1,682	663	—	—	229	195	(34)	—	2,735	1,550	78	—	—	174	646	(19)	—	2,429
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	216	—	—	—	—	—	216	—	—	629	—	—	—	—	—	629
Total revenues	13,020	291	216	9	1,125	457	(34)	—	15,084	12,206	(1,050)	629	22	754	891	(19)	—	13,433
Benefits and expenses:
Insurance and annuity benefits	7,130	(122)	—	(9)	1,072	182	—	—	8,253	6,614	(128)	—	5	678	842	—	—	8,011
Change in estimates of liability for future policy benefits	20	18	—	96	—	(28)	—	—	106	50	13	—	(7)	—	1	—	—	57
Interest credited to policyholders' account balances	836	73	—	—	29	43	—	—	981	735	(20)	—	—	30	53	—	—	798
Interest expense	442	—	—	—	—	(1)	—	—	441	417	—	—	—	5	(2)	—	—	420
Deferral of acquisition costs	(637)	—	—	—	—	—	—	—	(637)	(539)	—	—	—	—	—	—	—	(539)
Amortization of acquisition costs	356	8	—	—	3	—	—	—	367	328	9	—	(1)	4	1	—	—	341
Goodwill impairment	—	—	—	—	—	—	—	177	177	—	—	—	—	—	—	—	903	903
General and administrative expenses	3,621	—	—	—	71	37	(8)	13	3,734	3,372	—	—	—	77	25	(1)	9	3,482
Total benefits and expenses	11,768	(23)	—	87	1,175	233	(8)	190	13,422	10,977	(126)	—	(3)	794	920	(1)	912	13,473

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $177 million pre-tax and $140 million after-tax in the fourth quarter of December 31, 2023, and $903 million pre-tax and $713 million after-tax in the fourth quarter of December 31, 2022. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld assets not passed back to reinsurers of $(77) million for three months ended December 31, 2023. Also includes changes in the value of the funds withheld embedded derivatives associated with available-for-sale securities of $(503) million and certain derivatives of $35 million for three months ended December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2023									Three Months Ended June 30, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	8,833	—	—	—	406	124	—	—	9,363	6,368	—	—	—	430	111	—	—	6,909
Policy charges and fee income	1,073	37	—	24	—	—	—	—	1,134	1,032	46	—	(5)	—	—	—	—	1,073
Net investment income	3,671	(5)	—	—	481	173	—	—	4,320	3,814	(4)	—	—	499	167	—	—	4,476
Realized investment gains (losses), net	137	105	—	—	(17)	(8)	—	—	217	109	(911)	—	—	(113)	(23)	—	—	(938)
Asset management fees, commissions and other income	1,390	375	—	—	101	89	(19)	—	1,936	1,321	366	—	—	139	146	(10)	—	1,962
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	75	—	—	—	—	—	75	—	—	16	—	—	—	—	—	16
Total revenues	15,104	512	75	24	971	378	(19)	—	17,045	12,644	(503)	16	(5)	955	401	(10)	—	13,498
Benefits and expenses:
Insurance and annuity benefits	9,588	(32)	—	4	875	188	—	—	10,623	6,931	(42)	—	(1)	900	176	—	—	7,964
Change in estimates of liability for future policy benefits	22	24	—	(28)	—	7	—	—	25	159	8	—	(1)	—	89	—	—	255
Interest credited to policyholders' account balances	756	144	—	—	30	51	—	—	981	780	289	—	—	29	51	—	—	1,149
Interest expense	441	—	—	—	1	(1)	—	—	441	461	—	—	—	—	(2)	—	—	459
Deferral of acquisition costs	(569)	—	—	—	—	—	—	—	(569)	(546)	—	—	—	—	—	—	—	(546)
Amortization of acquisition costs	355	7	—	—	3	—	—	—	365	355	7	—	—	4	—	—	—	366
General and administrative expenses	3,245	—	—	—	66	26	(14)	9	3,332	3,112	—	—	—	70	23	16	9	3,230
Total benefits and expenses	13,838	143	—	(24)	975	271	(14)	9	15,198	11,252	262	—	(2)	1,003	337	16	9	12,877

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2023
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	3,659	—	—	(1)	392	123	—	—	4,173
Policy charges and fee income	1,060	12	—	40	—	—	—	—	1,112
Net investment income	3,893	(5)	—	—	511	172	—	—	4,571
Realized investment gains (losses), net	47	(2,126)	—	—	(231)	(92)	—	—	(2,402)
Asset management fees, commissions and other income	1,467	(277)	—	—	(57)	38	(22)	—	1,149
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(251)	—	—	—	—	—	(251)
Total revenues	10,126	(2,396)	(251)	39	615	241	(22)	—	8,352
Benefits and expenses:
Insurance and annuity benefits	4,348	91	—	4	515	202	—	—	5,160
Change in estimates of liability for future policy benefits	49	2	—	(108)	—	8	—	—	(49)
Interest credited to policyholders' account balances	804	(5)	—	—	30	43	—	—	872
Interest expense	422	—	—	—	(1)	—	—	—	421
Deferral of acquisition costs	(576)	—	—	—	—	—	—	—	(576)
Amortization of acquisition costs	351	7	—	—	3	—	—	—	361
General and administrative expenses	3,122	—	—	—	66	34	(11)	10	3,221
Total benefits and expenses	8,520	95	—	(104)	613	287	(11)	10	9,410

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

27. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

28. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2023

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of February 6, 2024
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of February 6, 2024

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.